EXHIBIT 3.21

[GRAPHIC APPEARS HERE]

DEAN HELLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

(775) 6S4 5708

Website: secretaryofstate.biz

Articles Of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of

Dean Heller Secretary of State

State of Nevada

Document Number

20060596549-76

Filing Date and Time

09/18/2006 10:30 AM

Entity Number

E0693612006-0

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company

CITYCENTER VEER WEST DEVELOPMENT, LLC

Check box if a Series Limited- Liability Company ☐

?

2. Resident Agent Name and Street

Address:

(must be a Nevada address where process may be

Served). BRYAN L. WRIGHT

Name

3950 LAS VEGAS BOULEVARD SOUTH Physical Street Address

Additional Mailing Address

LAS VEGAS City

City

NEVADA 89119 Zip Code

State Zip Code

3. Dissolution

(OPTIONAL-see instructions)

Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management:

(check one) Company shall be managed by

☒Manager(s) OR

☐Members

5. Names Addresses, of Manaaer(s) or Members:

(attach additional pages as necessarv)

J. TERRENCE LANNI

Name

3600 LAS VEGAS BOULEVARD SOUTH

Address

JAMES J. MURREN Name

LAS VEGAS City

NV 89109 State Zip Code

6. Names. Addresses and Signatures of Organizers

(if more than one organizer

attack additional panel

3600 LAS VEGAS BOULEVARD SOUTH Address

Gary n. Jacobs

Name

3600 LAS VEGAS BOULEVARD SOUTH

Address

BRYAN L. WRIGHT Name

3950 LAS VEGAS BOULEVARD SOUTH

Address

LAS VEGAS City

LAS VEGAS City

Signature

LAS VEGAS

City

NV 89109 State Zip Code

NV 89109 State Zip Code

NV 89119

State Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named limited-liability company.

Authorized Signature of R.A. or On Behalf of R.A. Company Date 9/14/06

R.A. Company

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State Form LLC ARTS 2005 Revised on 12/19/05

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

CITYCENTER VEER WEST DEVELOPMENT, LLC

(Name of Limited-Liability Company)

FOR THE FILING PERIOD OF SEPTEMBER 2006 TO SEPTEMBER 2007

FILE NUMBER

E0693612006-0

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L. Wright

3950 Las Vegas Blvd. South

Las Vegas, NV 89119

Filed in the office of

Dean Heller Secretary of State

State of Nevada Document Number

20060627958-95

Filing Date and Time

09/28/2006 3:15 PM

Entity Number

E0693612006-0

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form. THE ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy. (If filing not accompanied by order Instructions, file stamped copy will be sent to resident agent.)

1. Print or type names and addresses, either residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED

2. If there are additional managers of managing members, attach a list of them to this form. 3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to the this form by the last day of month following orgnisation data.

4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.

5. Ordering copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering to or more file stamped or certified copies. Appropriate instructions must accompanied your order.

6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.)

Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $1125 00 LATE PENALTY: $75 00

NAME

J. TERRENCE LANNI (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☐ MANAGER ☒ MANAGING MEMBER

ADDRESS :3600 LAS VEGAS BOULEVARD SOUTH CITY ST ZIP

LAS VEGAS NEVADA 89109

NAM£

JAMES J. MURREN (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☐ MANAGER ☒ MANAGING MEMBER

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH CITY ST ZIP

LAS VEGAS NEVADA 89109

NAME

GARY N. JACOBS (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☐ MANAGER ☒ MANAGING MEMBER

ADDRESS

36OO LAS VEGAS BOULEVARD SOUTH CITY ST ZIP

LAS VEGAS NEVADA 89109

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☐ MANAGER ☒ MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED); ☐ MANAGER ☒ MANAGING MEMBER

ADDRESS CITY ST ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to HRS 239.300, it is category C felony to knowingly offer any false or forged instrument for filing In the Office of the Secretary of State.

Title MANAGER

Date 9/22/2006

/s/ Gary N. Jacobs

X Signature of Manager or Managing Member

Nevada Secretary of State Form INITIAL LIST-LLC 2003 Revised on 03/07/06

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Filed in the office of

/s/ Ross Miller Ross Miller Secretary of State

State of Nevada

Document Number

20070140533-65

Filing Date and Time

02/28/2007 10:27 AM

Entity Number

E0693612006-0

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A) (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

CityCenter Veer East Development, LLC Name of merging entity

Nevada Jurisdiction City Center Veer West Development, LLC Limited-liability company

Entity type *

Name of merging entity

Nevada

Jurisdiction Limited-liability company Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction and, Entity type *

City Center Veer West Development, LLC Name of surviving entity

Nevada Jurisdiction Limited-liability company

Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 1 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 634 5708

Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger—NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

The undersigned declares that a plan of merger has been adopted by each constituent entity (MRS 92A.200).

The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (If there are more than four merging entities, check box and attach an 81/2" x 11" blank sheet containing the required information for each additional entity):

(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, If applicable

Name of merging entity, If applicable and, or;

]

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 2 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775)6845708

Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY -DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

CityCenter Veer East Development, LLC

Name of merging entity, if applicable

CityCenter Veer West Development, LLC

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or

CityCenter Veer West Development, LLC

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of Stale AM Merger Page 3 3007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of Stats

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.blz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, If applicable

Name of merging entity, if applicable

and, on

Name of surviving entity, If applicable

ziu

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 4 2007 Reused on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775)684 5708

Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1. Name of Limited-Liability Company is hereby amended as follows:

CITYCENTER VEER TOWERS DEVELOPMENT, LLC

6) Location of Plan of Merger (check a or b):

(a)	The entire plan of merger is attached;

or,

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent—Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 5 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - *Must be signed by:* An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

CityCenter Veer East Development, LLC
Name of merging entity

X [signature] | Manager | 2/27/07
Signature | Title | Date

CityCenter Veer West Development, LLC
Name of merging entity

X [signature] | Manager | 2/27/07
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of surviving entity

X
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 6 2007
Revised on: 01/01/07

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Filed in the office of

Document Number

20070840229-14

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

/s/ Ross Miller Ross Miller Secretary of State State of Nevada

Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0693612006-0

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

CITYCENTER VEER TOWERS DEVELOPMENT, LLC

2. The company is managed by: ☐ Managers OR ☒ Members

(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):

CITYCENTER LANO,LLC

/s/ Bryan L. Wright, AUTH. REPRESENTATIVE

signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of Stale AM 66221 Amend 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Amendment to

Articl of Organization

(pursuant to NRS 86-221)

Filed in the office of Document Number

20070840229-14

/s/ Ross Miller Ross Miller Secretary of State

State of Nevada Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0693812006-0

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

CITYCENTBR VEER TOWERS DEVELOPMENT, LLC

2. The company is managed by: ☐Managers OR ☐Members

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):

CITYCENTER LAND, LLC

/s/ Bryan L. Wright, AUTH. REPRESENTATIVE

signature

If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."

If adding managers, provide names and addresses.

FILNG FEE: $175.00

IMPORTANT: Failure to include any of the above Information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees Nevada Secretary of Stale AM 66221 Amend 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSSMILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775)6845708

Website: www.nvsos.gov

Filed in the office of

Document Number

20090783427-32

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78,78A, 80, 81, 82,84,86,87,87A, 88,

88A, 89 AND 92A)

/s/ Ross Miller Ross Miller Secretary of State

State of Nevada

Filing Date and Time

11/09/200911:11 AM

Entity Number

E0693612006-0

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 73,78A, 80,81, S2,84,86,87,87A, 88, 88A, 89 and S2A)

1. The name of the entity for which corrections being made:

CityCenter Veer Towers Development, LLC

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Organization for a Nevada Limited Liability Company (Document Number 20070840229-14)

3. Fifing date of the original document for which correction Es being made: 12/11/07

4, Description of the Inaccuracy or defect.

The Company was manager-managed sad amended Its articles by filing a Certificate of Amendment on 12/11/07 in order to change its status to that of member-managed., However, such amendment was prepared with defects: (i) Section 2 of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (ii) Section 3 of the amendment-did not provide the name and address of the managing member and solo member.

5, Correction of the inaccuracy or defect.

Section 2 of she Certificate of Amendment shall be collected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be corrected to provide that (i) Article 4 of the Articles of Organization, originally filed 9/18/06, as amended, shall be amended to provide that the Company shall be managed by its sole member; and («) Article 5 of &e Articles of Organization snail be amended at provide the Company's sole member and managing member is CityCenter Land, LLC, and the (he address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, NV 89119.

6. Signature: Citycenter land, LLC Nevada limited liability company, sole member By: City center Holding LLC, a Deleware limited liability company, sole member of CityCenter Land, LLC

By: Project CC, LLC. A Nevada limited liability company, its managing member

/s/ McManus Assistant secretary 10/27/09

Authorized signature Title * Project CC, LLC Date

If entity is a corporation, It must be signed by an officer if stock has bean issued, OR an incorporator or director if stock has not been issued-liability company, by a manager or managing members: a .limited partnership or limited liability limited partnership, by a general partner: a limited -liability partnership, or limited-liability limited partnership by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above Information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees Nevada Secretary of State of correction Revised on: 03/26/09